INTEX MODELS DISCLAIMER

The tables and other statistical analyses (the “Hypothetical Performance Data”) that you will produce using Intex with the attached information are privileged and intended solely for use by you (the party to whom Bear Stearns provided the computer model used to generate them). The Hypothetical Performance Data will be generated by you using a computer model prepared by Bear Stearns in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by Bear Stearns or any other person. The computer model that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither Bear Stearns nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

Numerous assumptions were used in preparing the computer model you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear Stearns ARM Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

  WMS03AR9.CDI     WHOLE_LOAN     PORTFOLIO
 FileCtrlno: 1055257035 Seqno: 3 Created: 20030325 Last Modified: 20030610 SIGNATURE: 93745320

  Modeled in the Intex CMO Modeling Language,  (jl)
  which is copyright (c) 2003 by Intex Solutions, Inc.
  Intex shall not be held liable for the accuracy of this data nor for the accuracy of information which is derived from this data.

  REVISED:  20030428 ADDED ABS SUMMARY (MJ)

  DEAL_COMMENT "The Class A certificates (other than the class A7 certificates) are subject to a mandatory auction;_
  in January of 2008 which will result in the full return of principal to those bonds."

 IFNDEF #_CMOVER_3.0C
  MODELING_NOTES "To exercise the mandatory auction, exercise the optional redemption called AUCTION"

 IFDEF #_CMOVER_3.0C _
  MODELING_NOTES "The mandatory auction will excercise automatically.  After the auction the cashflows due to the; _
  senior bonds will go to the appropriate PSEUDO bond.  The total cashflows, as if the auction had not occured, will; _
  go to the TOTAL bonds."

      FULL_DEALNAME:    WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-AR9
      TRUSTEE_DEAL:     DEUTSCHE BANK NATIONAL TRUST COMPANY
      SERVICER_MASTER:  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
      ISSUER:           WAMU CAPITAL
      DEALER:           RBS GREENWICH CAPITAL, BEAR STEARNS & CO. INC., LEHMAN BROTHERS
      DEAL SIZE:        $ 1191358000.00
      PRICING SPEED:    CPR 25%
      ISSUE DATE:       20030801
 PRICING _
      SETTLEMENT DATE:  20030826

 CLOSING _
      SETTLEMENT DATE:  20030826

      OPTIONAL REDEMPTION: "PCT"  ((COLL_PREV_BAL /ORIG_DBAL) ‹= 5%);
      OPTIONAL REDEMPTION: "WAVG_ROLL_DATE" 20080725

 Record date delay: 24

 MASTER_SERVICE_FEE 0.00

 CREDIT_SUPPORT_BASIS DEAL

 DEFINE STANDARDIZE ORIG_COLL_BAL      GROUP 0 CONSTANT #OrigCollBal = 1191358000.00

 DEFINE #A1_BAL = 0
 DEFINE #A2_BAL = 0
 DEFINE #A3_BAL = 0
 DEFINE #A4_BAL = 0
 DEFINE #A5_BAL = 0
 DEFINE #A6_BAL = 0
 DEFINE #A8_BAL = 0

 DEFINE #v1 = 0

 TOLERANCE WRITEDOWN_0LOSS  1.00
 TOLERANCE INTEREST         1.00

 DEFINE DYNAMIC #NetRate   = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200

 DEFINE DYNAMIC  #A1coupon = IF CURDATE LE 20080725 THEN MIN(1.561, #NetRate) ELSE #NetRate
 DEFINE DYNAMIC  #A2coupon = IF CURDATE LE 20080725 THEN MIN(2.341, #NetRate) ELSE #NetRate
 DEFINE DYNAMIC  #A3coupon = IF CURDATE LE 20080725 THEN MIN(3.177, #NetRate) ELSE #NetRate
 DEFINE DYNAMIC  #A4coupon = IF CURDATE LE 20080725 THEN MIN(3.704, #NetRate) ELSE #NetRate
 DEFINE DYNAMIC  #A5coupon = IF CURDATE LE 20080725 THEN MIN(4.104, #NetRate) ELSE #NetRate
 DEFINE DYNAMIC  #A6coupon = IF CURDATE LE 20080725 THEN MIN(4.104, #NetRate) ELSE #NetRate
 DEFINE DYNAMIC  #A8coupon = IF CURDATE LE 20080725 THEN MIN(3.142, #NetRate) ELSE #NetRate
 DEFINE DYNAMIC  #A7coupon = #NetRate

 Tranche "A3"    SEN_FLT
  Block $  169000000.00 at 3.177  FLOAT  Delay 24  Dated 20030801  Next 20030925
  ( #A3coupon )
  0.00     999.

 Tranche "A1"   SEN_FLT
  Block $  244000000.00 at 1.561  FLOAT  Delay  0  Dated 20030826  Next 20030925
  ( #A1coupon )
  0.00     999.

 Tranche "A2"    SEN_FLT
  Block $  82350000.00 at 2.341  FLOAT  Delay  0  Dated 20030826  Next 20030925
  ( #A2coupon )
  0.00     999.

 Tranche "A8"    SEN_FLT
  Block $  20999900.00 at 3.142  FLOAT  Delay  0  Dated 20030826  Next 20030925
  ( #A8coupon )
  0.00     999.

 Tranche "A4"    SEN_FLT
  Block $  112500000.00 at 3.704  FLOAT
  ( #A4coupon )
  0.00     999.

 Tranche "A5"    SEN_FLT
  Block $  116500000.00            FLOAT
  ( #A5coupon )
  0.00     999.

 Tranche "A6"    SEN_FLT
  Block $  226650000.00            FLOAT
  ( #A6coupon )
  0.00     999.

 Tranche "A7"    SEN_FLT
  Block $  186000000.00            FLOAT
  ( #A7coupon )
  0.00     999.

!!  PSEUDO BONDS THAT GET THE CASH AFTER MANDATORY AUCTION !!!

 Tranche "A1_PSEUDO"   SEN_WAC_NO
  Block    (#A1_BAL);             FLOAT  Delay  0  Dated 20030826  Next 20030925
  (#Netrate)
  0.00     999.

 Tranche "A2_PSEUDO"   SEN_WAC_NO
  Block    (#A2_BAL);             FLOAT  Delay  0  Dated 20030826  Next 20030925
  (#Netrate)
  0.00     999.

 Tranche "A3_PSEUDO"   SEN_WAC_NO
  Block    (#A3_BAL);             FLOAT
  (#Netrate)
  0.00     999.

 Tranche "A4_PSEUDO"   SEN_WAC_NO
  Block    (#A4_BAL);             FLOAT
  (#Netrate)
  0.00     999.

 Tranche "A5_PSEUDO"   SEN_WAC_NO
  Block    (#A5_BAL);             FLOAT
  (#Netrate)
  0.00     999.

 Tranche "A6_PSEUDO"   SEN_WAC_NO
  Block    (#A6_BAL);             FLOAT
  (#Netrate)
  0.00     999.

 Tranche "A8_PSEUDO"   SEN_WAC_NO
  Block    (#A8_BAL);             FLOAT  Delay  0  Dated 20030826  Next 20030925
  (#Netrate)
  0.00     999.

!! PSEUDO BONDS THAT GET THE TOTAL CASH DUE AS IF THE AUCTION HAD NOT OCCURED !!!

IFDEF #_CMOVER_3.0C
 Tranche "A1_TOTAL" PSEUDO   SEN_WAC_NO
  Block $  244000000.00 at 1.5610  FLOAT  Delay  0  Dated 20030826  Next 20030925
  ( #A1coupon )
  0.00     999.

IFDEF #_CMOVER_3.0C
 Tranche "A2_TOTAL" PSEUDO    SEN_WAC_NO
   Block $  82350000.00 at 2.341  FLOAT  Delay  0  Dated 20030826  Next 20030925
   ( #A2coupon )
   0.00     999.

IFDEF #_CMOVER_3.0C
  Tranche "A8_TOTAL" PSEUDO    SEN_WAC_NO
   Block $  20999900.00 at 3.142  FLOAT  Delay  0  Dated 20030826  Next 20030925
   ( #A8coupon )
   0.00     999.

 IFDEF #_CMOVER_3.0C
  Tranche "A3_TOTAL" PSEUDO    SEN_WAC_NO
   Block $  169000000.00 at 3.177  FLOAT
   ( #A3coupon )
   0.00     999.
!
 IFDEF #_CMOVER_3.0C
  Tranche "A4_TOTAL" PSEUDO    SEN_WAC_NO
   Block $  112500000.00 at 3.704  FLOAT
   ( #A4coupon )
   0.00     999.
!
 IFDEF #_CMOVER_3.0C
  Tranche "A5_TOTAL" PSEUDO    SEN_WAC_NO
   Block $  116500000.00 at 4.104  FLOAT
   ( #A5coupon )
   0.00     999.
!
 IFDEF #_CMOVER_3.0C
  Tranche "A6_TOTAL" PSEUDO   SEN_WAC_NO
   Block $  226650000.00 at 4.104  FLOAT
   ( #A6coupon )
   0.00     999.
!

!
!  OPTIONAL REDEMPTION:   "AUCTION"                                                         _
                         WHEN_EXPR (CURDATE == 20080725) ;                                   _
                         TARGET TRANCHE "A1"&"A2"&"A3"&"A4"&"A5"&"A6"&"A8"                        _
                         PRICE_P (BBAL("A1","A2","A3","A4","A5","A6","A8"));                      _
                         PRICE_I ((BBAL("A3")*#A3COUPON + BBAL("A4")*#A4COUPON +             _
                         BBAL("A6")*#A6COUPON + BBAL("A5")*#A5COUPON ) /1200*24/30); _
                         DISTR_P RULES "OPTR_AUCT"
!
!!  DEFINE DYNAMIC  #WAS_REDEEMED = IF (OPTREDEEM("AUCTION","EXCDATE") > 0) THEN 1 ELSE 0
!
!
  DEFINE COLLAT WT_BY_PREVBAL #BegNetrate = LOAN("NETRATE")
  DEFINE COLLAT WT_BY_CURBAL  #EndNetrate = LOAN("NETRATE")
!
  Tranche "R"     SEN_RES_WAC
   Block $          00.00           FLOAT
            0
  0.00     999.
!
!!  Tranche "R"     SEN_RES_WAC
!!   Block $         00.00           FLOAT
!!  ( #NetRate )
!!  0.00     999.
!
!
  DEFINE DYNAMIC #BegX1NtlAmt = IF CURDATE LE 20080725 THEN BBAL("A1","A2","A3","A4","A8") ELSE 0
  DEFINE DYNAMIC #EndX1NtlAmt = IF CURDATE LT 20080725 THEN BBAL("A1","A2","A3","A4","A8") ELSE 0
!
  DEFINE DYNAMIC #BegX2NtlAmt = IF CURDATE LE 20080725 THEN BBAL("A1","A2","A3","A4","A8") ELSE 0
  DEFINE DYNAMIC #EndX2NtlAmt = IF CURDATE LT 20080725 THEN BBAL("A1","A2","A3","A4","A8") ELSE 0
!
  DEFINE DYNAMIC  #X1coupon = IF CURDATE LE 20080725 THEN _
                                  #netrate - (((#a1coupon * BBAL("A1")*NDAYS_ACCRUE_INT("A1")/30) _
                                             + (#a2coupon * BBAL("A2")*NDAYS_ACCRUE_INT("A2")/30) _
                                             + (#a3coupon * BBAL("A3")) _
                                             + (#a4coupon * BBAL("A4")) _
                                             + (#a8coupon * BBAL("A8")*NDAYS_ACCRUE_INT("A8")/30)) _
                                             / BBAL("A1","A2","A3","A4","A8")) ELSE 0
!
!
  Tranche "X1"    SEN_NTL_FIX_IO
   Block $ 628849900.00           FLOAT  NOTIONAL WITH FORMULA BEGIN (#BegX1NtlAmt) ; _
                                                                END   (#EndX1NtlAmt) ;
  ( #X1coupon )
  0.00     999.
!
  DEFINE DYNAMIC  #X2coupon = IF CURDATE LE 20080725 THEN MAX(0, #Netrate - 4.104) ELSE 0
!
  Tranche "X2"    SEN_NTL_FIX_IO
   Block $  628849900.00           FLOAT  NOTIONAL WITH FORMULA BEGIN (#BegX2NtlAmt) ; _
                                                                END   (#EndX2NtlAmt) ;
  ( #X2coupon )
  0.00     999.
!
!
!! Tranche "VARFEE"  SEN_NTL_FLT_NO
!!   Block $  1013578000.00          FLOAT  NOTIONAL WITH FORMULA (IF CURDATE LT 20080125 THEN BBAL("A1","A2","A3","A4","A5","A6") ELSE 0);
!!   (#VarFeeRate)
!!   0  999.
!
  Tranche "B1"    JUN_WAC
   Block $   12509000.00           FLOAT
   ( #NetRate )
   0.00     999.
!
  Tranche "B2"    JUN_WAC
   Block $    9531000.00           FLOAT
   ( #NetRate )
   0.00     999.
!
  Tranche "B3"    JUN_WAC
   Block $    4765000.00           FLOAT
   ( #NetRate )
   0.00     999.
!
  Tranche "B4"    JUN_WAC_NO
   Block $    1787000.00           FLOAT
   ( #NetRate )
   0.00     999.
!
  Tranche "B5"    JUN_WAC_NO
   Block $    1787000.00           FLOAT
   ( #NetRate )
   0.00     999.
!
  Tranche "B6"    JUN_WAC_NO
   Block $    2979100.00           FLOAT
   ( #NetRate )
   0.00     999.
!
  Tranche "FIXFEE"  PSEUDO SEN_NTL_FLT_NO  !NO_CUSIP_OK
   Block $ 1013578000.00 at 0.00            NOTIONAL WITH FORMULA ( COLL_BAL );
!
!
  CLASS "SEN"  = "A3" "A1".."A6_PSEUDO" "X1" "X2" "R" "FIXFEE"
!
  CLASS "B1"  NO_BUILD_TRANCHE = "B1"
  CLASS "B2"  NO_BUILD_TRANCHE = "B2"
  CLASS "B3"  NO_BUILD_TRANCHE = "B3"
  CLASS "B4"  NO_BUILD_TRANCHE = "B4"
  CLASS "B5"  NO_BUILD_TRANCHE = "B5"
  CLASS "B6"  NO_BUILD_TRANCHE = "B6"
!
  CLASS "SUB" WRITEDOWN_BAL SUBORD = "B1" "B2" "B3" "B4" "B5" "B6"
!
  CLASS "ROOT" DISTRIB_CLASS RULES _
               PRORATA_INTSHORT_BASE ACCRUAL _
               SHORTFALL_PAYBACK PRINCIPAL_LOSS TRUE _
               = "SEN" "SUB"
!
  CROSSOVER  When 0
!
  SPECIAL_HAZARD TERMINATION    When  HAZARD_LOSS_ACCUM   > 16927800
  FRAUD TERMINATION             When  FRAUD_LOSS_ACCUM    > 2.00% * #OrigCollBal
  BANKRUPTCY TERMINATION        When  BANKRUPT_LOSS_ACCUM >   136209
!
!
  INTEREST_SHORTFALL          FULL_PREPAY    Compensate MASTER_SERV Pro_rata _
                              PARTIAL_PREPAY NO_Compensate Pro_rata _
                              LOSS           NO_Compensate Subordinated Accum
!
!
!
  TRANCHE MISCINFO
ALL_TRANCHES    RECORD_DATE PREV_MONTH LASTDAY
!
!
 TRIGGER "Delinquency1"                                   _
         ORIG_TESTVAL   0.00%                             _
         TESTVAL        (AVG_DELINQ_BAL(2,6)/BBAL("SUB"));_
         TARGETVAL      ( 50.00%) ;                       _
         ORIG_TARGETVAL 50.00%                            _
         TRIGVAL        LODIFF
!
 TRIGGER "CumLoss1"                                          _
         ORIG_TESTVAL   0.00%                                _
         TESTVAL        (DELINQ_LOSS_ACCUM/ORIG_BBAL("SUB"));_
         TARGETVAL      ( SHIFTR%) ;                         _
         ORIG_TARGETVAL NO_CHECK 30.00%                      _
         TRIGVAL        LODIFF
!
!
 TRIGGER "ShiftTrigger1" _
         FULL_NAME    "Shifting Interest Delinquency/Loss Trigger" _
         DEFINITION   "A Shifting Interest Delinquency/Loss Trigger will exist _
after the 84th month if; _
(a) the 6 month average of 60+ delinquencies is greater than _
50% of the aggregate Class B outstanding certificate balance or; _
(b) cumulative losses as a percentage of the original subordinate bond balance _
are greater than or equal to the percentage in the following table; _
                       Month ‹=    %;  _
                            96           30%;_
                            108          35%;_
                            120          40%;_
                            132          45%;_
                            144          50%"_
         IMPACT       "Unscheduled principal that was intended to be paid to the _
subordinate bonds will now be directed to the senior bonds."_
         TRIGVAL FORMULA ( Min( TRIGGER("Delinquency1","TRIGVAL"), TRIGGER("CumLoss1","TRIGVAL")));
!
!
 CMO Block Payment Rules
------------------------------------
!
!!! ALLOCATE TO SENIOR
!
 calculate: #OrigSenPct1  = 100 * ORIG_BBAL("SEN")/(#OrigCollBal)
!
 calculate: #SenPct1 = IF BBAL("SUB") ‹ 0.1 THEN 100 ELSE MIN( 100, 100 * BBAL("SEN")/COLL_PREV_BAL)
!
 calculate: #OrigSubBal = MAX( 0,#OrigCollBal - ORIG_BBAL("SEN") )
!
 calculate: #DelinqTest1 = Trigger("ShiftTrigger1")
!
 calculate: #2TimesTest =                                 _
        (BBAL("SUB")/BBAL("SEN","SUB") GE                  _
          2 * ORIG_BBAL("SUB")/ORIG_BBAL("SEN","SUB")) AND _
        (IF CURMONTH LE 36                                 _
         THEN DELINQ_LOSS_ACCUM ‹= 20% * ORIG_BBAL("SUB")  _
         ELSE DELINQ_LOSS_ACCUM ‹= 30% * ORIG_BBAL("SUB"))
!
!
 calculate: #SenPrep1   =                                    _
            IF ( #SenPct1 > #OrigSenPct1 )                    _
            THEN 100.0                                        _
            ELSE IF (#2TimesTest AND (CURMONTH ‹= 36)  )      _
            THEN (#SenPct1 + .5 * (100 - #SenPct1))           _
            ELSE IF (#2TimesTest AND (CURMONTH >  36)  )      _
            THEN #SenPct1                                     _
            ELSE IF #DelinqTest1                              _
            THEN 100.0                                        _
            ELSE #SenPct1  + (SHIFT% * (100-#SenPct1)) ,      _
   Reduce_SHIFT%_when         (NOT #DelinqTest1)
!
 calculate: #SenRecv1  =                             _
              MIN( #SenPrep1/100 * DELINQ_RECOVER  ,  _
                   #SenPct1/100 * DELINQ_LIQUIDATE )
!
 calculate: "SEN" _
NO_CHECK    SCHEDULED          AMOUNT         #S1  = COLL_P_SCHED * #SenPct1/100 ; _
NO_CHECK    PREPAY             AMOUNT  LIMIT  #P1  = COLL_P_PREPAY * #SenPrep1/100 ; _
NO_CHECK    RECOVER            AMOUNT  LIMIT  #R1  = #SenRecv1
!
!
 calculate: #SubSch1 = MAX( 0, (COLL_P_SCHED - #S1) )
 calculate: #SubPrp1 = MAX( 0, (COLL_P_PREPAY - #P1) )
 calculate: #SubRec1 = MAX( 0, (DELINQ_RECOVER - #R1) )
!
!
!!! ALLOCATE TO SUBS
!
 calculate: "B1" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B1");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B1"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B1")
!
 calculate: "B2" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B2");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B2"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B2")
!
 calculate: "B3" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B3");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B3"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B3")
!
 calculate: "B4" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B4");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B4"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B4")
!
 calculate: "B5" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B5");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B5"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B5")
!
 calculate: "B6" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B6");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B6"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B6")
!
------------------------------------
!
------------------------------------
      from: NOWHERE ( ( COLL("SERVFEE") ) )
       pay: AS_INTEREST ( "FIXFEE" )
------------------------------------
!
------------------------------------
       pay: CLASS INTEREST  SEQUENTIAL  ( "SEN" )
       pay: CLASS INTSHORT  SEQUENTIAL  ( "SEN" )
       pay: CLASS PRINCIPAL SEQUENTIAL  ( "SEN" )
------------------------------------
!
------------------------------------
      when: IS_TRUE ( BBAL("SUB") LT .01 )
       pay: PRO_RATA ( "SEN" )
      goto: WRITEDOWN
------------------------------------
!
------------------------------------
       pay: CLASS INTEREST  SEQUENTIAL  ( "SUB" )
       pay: CLASS INTSHORT  SEQUENTIAL  ( "SUB" )
       pay: CLASS PRINCIPAL SEQUENTIAL  ( "SUB" )
------------------------------------
       pay: CLASS INTEREST  SEQUENTIAL  ( "B1" )
       pay: CLASS INTSHORT  SEQUENTIAL  ( "B1" )
       pay: CLASS PRINCIPAL SEQUENTIAL  ( "B1" )
------------------------------------
       pay: CLASS INTEREST  SEQUENTIAL  ( "B2" )
       pay: CLASS INTSHORT  SEQUENTIAL  ( "B2" )
       pay: CLASS PRINCIPAL SEQUENTIAL  ( "B2" )
------------------------------------
       pay: CLASS INTEREST  SEQUENTIAL  ( "B3" )
       pay: CLASS INTSHORT  SEQUENTIAL  ( "B3" )
       pay: CLASS PRINCIPAL SEQUENTIAL  ( "B3" )
------------------------------------
       pay: CLASS INTEREST  SEQUENTIAL  ( "B4" )
       pay: CLASS INTSHORT  SEQUENTIAL  ( "B4" )
       pay: CLASS PRINCIPAL SEQUENTIAL  ( "B4" )
------------------------------------
       pay: CLASS INTEREST  SEQUENTIAL  ( "B5" )
       pay: CLASS INTSHORT  SEQUENTIAL  ( "B5" )
       pay: CLASS PRINCIPAL SEQUENTIAL  ( "B5" )
------------------------------------
       pay: CLASS INTEREST  SEQUENTIAL  ( "B6" )
       pay: CLASS INTSHORT  SEQUENTIAL  ( "B6" )
       pay: CLASS PRINCIPAL SEQUENTIAL  ( "B6" )
------------------------------------
!
------------------------------------
       pay: CLASS PRINCSHORT_LOSS SEQUENTIAL ( "SEN" )
-------------------------------------
       pay: CLASS PRINCSHORT_LOSS SEQUENTIAL ( "SUB" )
-------------------------------------
       pay: CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B1" )
-------------------------------------
       pay: CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B2" )
-------------------------------------
       pay: CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B3" )
-------------------------------------
       pay: CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B4" )
-------------------------------------
       pay: CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B5" )
-------------------------------------
       pay: CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B6" )
-------------------------------------
!
------------------------------------
       pay: SEQUENTIAL  ( "B1" )
------------------------------------
       pay: SEQUENTIAL  ( "B2" )
------------------------------------
       pay: SEQUENTIAL  ( "B3" )
------------------------------------
       pay: SEQUENTIAL  ( "B4" )
------------------------------------
       pay: SEQUENTIAL  ( "B5" )
------------------------------------
       pay: SEQUENTIAL  ( "B6" )
------------------------------------
!
------------------------------------
       pay: SEQUENTIAL  ( "R" )
------------------------------------
!
------------------------------------
!!      when: NOT IS_TRUE ( #WAS_REDEEMED )
subject to : PROPORTION ( 83.93782244713% ; 16.0621775528651% )
       pay : ENFORCE CONCURRENT (HOLD #v1, "A1", "A2", "A3", "A4", "A5", "A6", "A8"; "A7" )
------------------------------------
      from : SUBACCOUNT ( #v1 )
       pay : SEQUENTIAL ( "A1" )
-------------------------------------
      from : SUBACCOUNT ( #v1 )
       pay : PRO_RATA ( "A2";"A8" )
-------------------------------------
      from : SUBACCOUNT ( #v1 )
       pay : SEQUENTIAL ( "A3","A4","A5","A6" )
-------------------------------------
!
   #NAME?
 calculate: #WRITEDOWN = DELINQ_NET_LOSS
------------------------------------
      from: SUBACCOUNT ( #WRITEDOWN )
       pay: WRITEDOWN SEQUENTIAL ( "B6#1","B5#1","B4#1","B3#1","B2#1","B1#1" )
       pay: WRITEDOWN PRO_RATA ( "A1#1"; "A2#1"; "A3#1"; "A4#1"; "A5#1"; "A6#1"; "A8#1"; "R#1")
------------------------------------
!
------------------------------------
 calculate: #A1PrevBal = BBAL("A1")
 calculate: #A2PrevBal = BBAL("A2")
 calculate: #A3PrevBal = BBAL("A3")
 calculate: #A4PrevBal = BBAL("A4")
 calculate: #A5PrevBal = BBAL("A5")
 calculate: #A6PrevBal = BBAL("A6")
 calculate: #A6PrevBal = BBAL("A8")
------------------------------------
!
------------------------------------
!!      when: IS_TRUE ( CURDATE > 20080725 AND #WAS_REDEEMED )
!!subject to: PROPORTION ( 50.00000 ; 50.00000 )
!!       pay: ASIS CONCURRENT ( "A1_PSEUDO", "A2_PSEUDO", "A3_PSEUDO", "A4_PSEUDO", "A5_PSEUDO", "A6_PSEUDO" ; "A7" )
------------------------------------
!
 IFDEF #_CMOVER_3.0C _
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( (INTPMT("A1")) )
       pay: COUPON     ( "A1_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( (PRINCPMT("A1")) )
       pay: SEQUENTIAL ( "A1_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( (INTPMT("A2")) )
       pay: COUPON     ( "A2_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( (PRINCPMT("A2")) )
       pay: SEQUENTIAL ( "A2_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( (INTPMT("A3")) )
       pay: COUPON     ( "A3_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( (PRINCPMT("A3")) )
       pay: SEQUENTIAL ( "A3_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( (INTPMT("A4")) )
       pay: COUPON     ( "A4_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( (PRINCPMT("A4")) )
       pay: SEQUENTIAL ( "A4_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( (INTPMT("A5")) )
       pay: COUPON     ( "A5_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( (PRINCPMT("A5")) )
       pay: SEQUENTIAL ( "A5_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( (INTPMT("A6")) )
       pay: COUPON     ( "A6_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( (PRINCPMT("A6")) )
       pay: SEQUENTIAL ( "A6_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( (INTPMT("A8")) )
       pay: COUPON     ( "A8_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( (PRINCPMT("A8")) )
       pay: SEQUENTIAL ( "A8_TOTAL" )
------------------------------------
!
----------------------------- SECTION: "OPTR_AUCT"
 calculate: #IA1BAL = BBAL("A1")
 calculate: #IA2BAL = BBAL("A2")
 calculate: #IA3BAL = BBAL("A3")
 calculate: #IA4BAL = BBAL("A4")
 calculate: #IA5BAL = BBAL("A5")
 calculate: #IA6BAL = BBAL("A6")
 calculate: #IA8BAL = BBAL("A8")
------------------------------------
 calculate: #A1RedemptionInt = 0
 calculate: #A2RedemptionInt = 0
 calculate: #A8RedemptionInt = 0
 calculate: #A3RedemptionInt = BBAL("A3") * #A3coupon / 1200 * 24 / 30 calculate: #A4RedemptionInt = BBAL("A4") * #A4coupon / 1200 * 24 / 30 calculate: #A5RedemptionInt = BBAL("A5") * #A5coupon / 1200 * 24 / 30 calculate: #A6RedemptionInt = BBAL("A6") * #A6coupon / 1200 * 24 / 30
------------------------------------
      from: CASH_ACCOUNT (100)
       pay: SEQUENTIAL  ( "A1" )
------------------------------------
      from: CASH_ACCOUNT (100)
subject to: CEILING ( (#A1RedemptionInt) )
       pay: AS_INTEREST  ( "A1" )
------------------------------------
!! calculate: #Incr_IA1 = #A1PrevBal - 0
------------------------------------
!!       pay: INCREMENT   ( BALANCE "A1_PSEUDO", BY #Incr_IA1 )
----------------------------------
      from: CASH_ACCOUNT (100)
       pay: SEQUENTIAL  ( "A2" )
------------------------------------
      from: CASH_ACCOUNT (100)
subject to: CEILING ( (#A2RedemptionInt) )
       pay: AS_INTEREST  ( "A2" )
------------------------------------
!! calculate: #Incr_IA2 = #A2PrevBal - 0
------------------------------------
!!       pay: INCREMENT   ( BALANCE "A2_PSEUDO", BY #Incr_IA2 )
----------------------------------
      from: CASH_ACCOUNT (100)
       pay: SEQUENTIAL  ( "A3" )
------------------------------------
      from: CASH_ACCOUNT (100)
subject to: CEILING ( (#A3RedemptionInt) )
       pay: AS_INTEREST  ( "A3" )
------------------------------------
!! calculate: #Incr_IA3 = #A3PrevBal - 0
------------------------------------
!!       pay: INCREMENT   ( BALANCE "A3_PSEUDO", BY #Incr_IA3 )
----------------------------------
      from: CASH_ACCOUNT (100)
       pay: SEQUENTIAL  ( "A4" )
------------------------------------
      from: CASH_ACCOUNT (100)
subject to: CEILING ( (#A4RedemptionInt) )
       pay: AS_INTEREST  ( "A4" )
------------------------------------
!! calculate: #Incr_IA4 = #A4PrevBal - 0
------------------------------------
!!       pay: INCREMENT   ( BALANCE "A4_PSEUDO", BY #Incr_IA4 )
----------------------------------
      from: CASH_ACCOUNT (100)
       pay: SEQUENTIAL  ( "A5" )
------------------------------------
      from: CASH_ACCOUNT (100)
subject to: CEILING ( (#A5RedemptionInt) )
       pay: AS_INTEREST  ( "A5" )
------------------------------------
!! calculate: #Incr_IA5 = #A5PrevBal - 0
------------------------------------
!!       pay: INCREMENT   ( BALANCE "A5_PSEUDO", BY #Incr_IA5 )
----------------------------------
      from: CASH_ACCOUNT (100)
       pay: SEQUENTIAL  ( "A6" )
------------------------------------
      from: CASH_ACCOUNT (100)
subject to: CEILING ( (#A6RedemptionInt) )
       pay: AS_INTEREST  ( "A6" )
------------------------------------
!! calculate: #Incr_IA6 = #A6PrevBal - 0
------------------------------------
!!       pay: INCREMENT   ( BALANCE "A6_PSEUDO", BY #Incr_IA6 )
----------------------------------
      from: CASH_ACCOUNT (100)
       pay: SEQUENTIAL  ( "A8" )
------------------------------------
      from: CASH_ACCOUNT (100)
subject to: CEILING ( (#A8RedemptionInt) )
       pay: AS_INTEREST  ( "A8" )
------------------------------------
!
 IFDEF #_CMOVER_3.0C _
 calculate: #IA1Redemp = #IA1Bal - BBAL("A1")
 calculate: #IA2Redemp = #IA2Bal - BBAL("A2")
 calculate: #IA3Redemp = #IA3Bal - BBAL("A3")
 calculate: #IA4Redemp = #IA4Bal - BBAL("A4")
 calculate: #IA5Redemp = #IA5Bal - BBAL("A5")
 calculate: #IA6Redemp = #IA6Bal - BBAL("A6")
 calculate: #IA8Redemp = #IA8Bal - BBAL("A8")
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( #IA1Redemp )
       pay: SEQUENTIAL ( "A1_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( #IA2Redemp )
       pay: SEQUENTIAL ( "A2_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( #IA3Redemp )
       pay: SEQUENTIAL ( "A3_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( #IA4Redemp )
       pay: SEQUENTIAL ( "A4_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( #IA5Redemp )
       pay: SEQUENTIAL ( "A5_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( #IA6Redemp )
       pay: SEQUENTIAL ( "A6_TOTAL" )
------------------------------------
      from: NOWHERE ( NOLIMIT )
subject to: CEILING ( #IA8Redemp )
       pay: SEQUENTIAL ( "A8_TOTAL" )
------------------------------------
!
 Schedule "SHIFT%"
Declare
 84    100%
 96     70%
108     60%
120     40%
132     20%
144      0%
!
 Schedule "SHIFTR%"
Declare
96      30%
108     35%
120     40%
132     45%
144     50%
!
!
ABS_SUMMARY_INFO
!
! Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030801    9999 9999   FALSE
!
! Pool#  Type     Gross       Current     Original     ---Fee---    Maturity    Orig  ARM                     Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon      Factor      Balance      P/Y    BV  P/Y       BV  Term  Index                   Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M UC000001 WL MX  WAC  5.1909893100  1.00000000   10202575.85  0.4250000000  0.4250000000 355:5 355:5 360 NO_CHECK ARM CMT_1YR     2.7325496240  56  12  56  12 10.1909893100 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7325496240  0.0000000000 55 TEASER
M UC000002 WL MX  WAC  4.8906998540  1.00000000    5201326.69  0.4250000000  0.4250000000 358:2 358:2 360 NO_CHECK ARM CMT_1YR     2.7500000000  59  12  59  12  9.8906998540 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER
M UC000003 WL MX  WAC  4.6147630690  1.00000000   90790297.61  0.4250000000  0.4250000000 359:1 359:1 360 NO_CHECK ARM CMT_1YR     2.7575240660  60  12  60  12  9.6513247720 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7575240660  0.0000000000 55 TEASER
M UC000004 WL MX  WAC  4.6156697840  1.00000000   81195209.19  0.4250000000  0.4250000000 360:0 360:0 360 NO_CHECK ARM CMT_1YR     2.7528400070  61  12  61  12  9.6267013480 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7528400070  0.0000000000 55 TEASER
M UC000005 WL MX  WAC  5.0828907090  1.00000000   31592491.25  0.4250000000  0.4250000000 356:4 356:4 360 NO_CHECK ARM CMT_1YR     2.7500000000  57  12  57  12 10.0842611070 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER AMORT NONE FOR 04/25/2008
M UC000006 WL MX  WAC  4.8802687260  1.00000000   21962793.12  0.4250000000  0.4250000000 358:2 358:2 360 NO_CHECK ARM CMT_1YR     2.7500000000  59  12  59  12  9.8831160940 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2008
M UC000007 WL MX  WAC  4.4966452710  1.00000000  470094027.70  0.4250000000  0.4250000000 359:1 359:1 360 NO_CHECK ARM CMT_1YR     2.7490860390  60  12  60  12  9.5024285810 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7490860390  0.0000000000 55 TEASER AMORT NONE FOR 07/25/2008
M UC000008 WL MX  WAC  4.4577846500  1.00000000  480319278.60  0.4250000000  0.4250000000 360:0 360:0 360 NO_CHECK ARM CMT_1YR     2.7504246380  61  12  61  12  9.4577846500 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7504246380  0.0000000000 55 TEASER AMORT NONE FOR 08/25/2008

!  WAMU03AR9.CDI  #CMOVER_3.0 WHOLE_LOAN  !  MAX_CF_VECTSIZE 552

MODELING_NOTES “HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.”

!!  PASS_THRU_RATE 0.0
!
  DEFINE STANDARDIZE ORIG_COLL_BAL    GROUP 0 CONSTANT #OrigCollBal = 308642000.00
!
  DEFINE CONSTANT #OrigBondBal = 308642000.00
!
!!  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!!  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
       FULL_DEALNAME:    WAMU-03AR9
!
       DEAL SIZE:        $308642000.00
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20030801
       SETTLEMENT DATE:  20030826
!
      OPTIONAL REDEMPTION: 20080725

!
DEFINE #v1 = 0
DEFINE #v2 = 0
DEFINE #v3 = 0
DEFINE #v4 = 0
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
  DEFINE #BondBal   = 308642000.00
  DEFINE #BondBal_X = 308642000.00
  DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
      84.1   30%
      96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    CMT_1YR         1.1200
  INITIAL INDEX    LIBOR_6MO       1.3800
!
!
Tranche "2A" SEN_WAC
   Block $ 300000000.00  FLOAT _
   Delay 24  Dated 20030801  Next 20030925
   (COLL_NETRATE);
     0.0     999.
!
!
Tranche "SUBORD" JUN_FLT
   Block $ 8642000.00  FLOAT _
          Delay 24  Dated 20030801  Next 20030925
                (COLL_NETRATE);
     0     999
!
  CLASS "SUBORD"    NO_BUILD_TRANCHE _
                    = "SUBORD"

!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "A1"
!!  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "2A"
!
!
  CLASS "ROOT" _
                 DISTRIB_CLASS RULES _
                   =  "SNR" "SUBORD"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
  TRANCHE MISCINFO
ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
------------------------------------
!
!
!
 calculate :  #Sub2TimesTest = BBAL("SUBORD")/(BBAL("SNR","SUBORD") + .50) _
                               GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM ‹ ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
              then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED       AMOUNT        V0  = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY          AMOUNT  LIMIT V1  = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER         AMOUNT  LIMIT V3  = #SENRECOV
!
  calculate :  #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
  calculate :  #SenPrepayAlloc  = V1 / 100 * COLL_P_PREPAY
  calculate :  #SenRecoverAlloc = V3
!
 calculate : #SubSched   = MAX( 0, COLL_P_SCHED *  COLL_P_SCHED - #SenSchedAlloc )
 calculate : #SubPrepay  = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate : #SubRecov   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
 calculate : #ExcessSub   = EXCESS_SUB_AMT
!
  calculate : "SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
------------------------------------
!!         pay :  CLASS INTEREST PRO_RATA  ("X1")
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
         pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
         pay :  INTEREST PRO_RATA  ( "2A" )
         pay :  INTSHORT PRO_RATA  ( "2A" )
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
        from :  CLASS ("SNR")
         pay :  SEQUENTIAL ( "2A" )
------------------------------------
         pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
        from :  CLASS ( "SUBORD" )
         pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!        from :  CLASS ( "SEQ1" )
!!         pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
  calculate  : #BondBal     = BBAL("2A","SUBORD")
------------------------------------
!
 Schedule "SHIFT%"
Declare
84     100%
96     70%
108    60%
120    40%
132    20%
360    0%
!
!
 Collateral
!
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030801    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M UC000009 WL MX  WAC  4.7500000000  1.00000000    1143961.16  0.4250000000  0.4250000000 357:3 357:3 360 NO_CHECK ARM CMT_1YR     2.7500000000  58  12  58  12  9.7500000000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER
M UC000010 WL MX  WAC  5.0000000000  1.00000000     362643.17  0.4250000000  0.4250000000 358:2 358:2 360 NO_CHECK ARM CMT_1YR     2.7500000000  59  12  59  12 10.0000000000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER
M UC000011 WL MX  WAC  4.5387704040  1.00000000   19574682.93  0.4250000000  0.4250000000 359:1 359:1 360 NO_CHECK ARM CMT_1YR     2.7500000000  60  12  60  12  9.5568825730 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER
M UC000012 WL MX  WAC  4.7644566360  1.00000000    9272760.81  0.4250000000  0.4250000000 360:0 360:0 360 NO_CHECK ARM CMT_1YR     2.7715231250  61  12  61  12  9.8278932150 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7715231250  0.0000000000 55 TEASER
M UC000013 WL MX  WAC  4.9749668790  1.00000000    6476877.44  0.4250000000  0.4250000000 356:4 356:4 360 NO_CHECK ARM CMT_1YR     2.7500000000  57  12  57  12  9.9749668790 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER AMORT NONE FOR 04/25/2008
M UC000014 WL MX  WAC  4.8628885720  1.00000000    7565420.51  0.4250000000  0.4250000000 358:2 358:2 360 NO_CHECK ARM CMT_1YR     2.7500000000  59  12  59  12  9.8628885720 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2008
M UC000015 WL MX  WAC  4.5258757380  1.00000000  181562411.30  0.4250000000  0.4250000000 359:1 359:1 360 NO_CHECK ARM CMT_1YR     2.7500000000  60  12  60  12  9.5267366640 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER AMORT NONE FOR 07/25/2008
M UC000016 WL MX  WAC  4.4344089000  1.00000000   82683242.69  0.4250000000  0.4250000000 360:0 360:0 360 NO_CHECK ARM CMT_1YR     2.7500000000  61  12  61  12  9.4350562040 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER AMORT NONE FOR 08/25/2008